UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: October 16, 2008
(Date of earliest event reported)
IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
630 Dundee Road
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.
On October 20, 2008, IDEX Corporation (the “Company”) issued a press release announcing financial results for the third quarter ended September 30, 2008.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.06 – Material Impairments.
On October 16, 2008, the Company concluded that a significant non-cash impairment charge is required in the third quarter of 2008 to reduce the carrying value of the goodwill associated with the Company’s Fluid Management Americas subsidiary (a reporting unit within the Company’s Dispensing Segment). The Company determined that the charge is appropriate due to the combination of the recent downturn in capital spending by the customer base and the loss of a major retail customer during the third quarter. The Company currently estimates the pre-tax charge to be in the range of $15 to $35 million. The final charge will be determined following the completion of certain asset valuations and will be recorded and reported in the filing of the Company’s Form10-Q for the period ended September 30, 2008. Prior to the adjustment relating to the charge, the carrying value of Fluid Management Americas goodwill was $51.3 million as of September 30, 2008.
While the goodwill impairment charge will reduce reported results under accounting principles generally accepted in the United States of America, it will be non-cash in nature and will not affect the Company’s liquidity, cash flows from operating activities, debt covenants, nor have any impact on future operations.
Item 7.01 – Regulation FD Disclosure.
On October 16, 2008, the Company issued a press release announcing the acquisition of Integrated Environmental Technology Group (“IETG”), a leading provider of flow monitoring and underground utility surveillance services for the water and wastewater markets. IETG products and services enable water companies to effectively manage their water distribution and sewerage networks, while its surveillance service specializes in underground asset detection and mapping for utilities and other private companies.
A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This current report and exhibit may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect IDEX’s judgment as of the date of this current report.
Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this current report. The risks and uncertainties include, but are not limited to IDEX’s ability to integrate and operate acquired businesses on a profitable basis and other risks and uncertainties identified under the heading “Risk Factors” included in Item 1A of IDEX’s Annual Report on Form 10-K for the year ended December 31, 2007 and information contained in subsequent periodic reports filed by IDEX with the Securities and Exchange Commission. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.
The information in this Current Report furnished pursuant to Items 2.02 and 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report in not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01 – Financial Statements and Exhibits.
(d) Exhibits
99.1	Press release dated October 20, 2008 announcing IDEX Corporations third quarter operating results

99.2	Press release dated October 14, 2008 announcing IDEX Corporations acquisition of Integrated Environmental Technology Group

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION
By:	/s/ Dominic A. Romeo
Dominic A. Romeo
Vice President and Chief Financial Officer

October 20, 2008

Exhibit Index

Exhibit
Number	Description

99.1	Press release dated October 20, 2008 announcing IDEX Corporations third quarter operating results

99.2	Press release dated October 14, 2008 announcing IDEX Corporations acquisition of Integrated Environmental Technology Group